EXEUCTION COPY






                           ADMINISTRATION AGREEMENT



                          dated as of March 1, 1997


                                    among


                 EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-1
                                (the "Issuer")


                                     and


              FIRST BANK NATIONAL ASSOCIATION, as Administrator
                            (the "Administrator")


                                     and


                             EMPIRE FUNDING CORP.
                               (the "Company")






         Home Loan Asset Backed Notes and Certificates, Series 1997-1








     ADMINISTRATION AGREEMENT dated as of March 1, 1997, among EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-1, a Delaware business trust, as Issuer (the "Issuer"), FIRST BANK NATIONAL ASSOCIATION, a national banking corporation,
 ------
not  in   its   individual  capacity   but  solely   as  Administrator   (the
"Administrator"), and EMPIRE FUNDING CORP., an Oklahoma corporation as the
 -------------
Company (the "Company").
              -------

                             W I T N E S S E T H:


     WHEREAS, the Issuer is a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) created by a Trust Agreement
                                   -- ---
relating to the Trust dated as of March 1, 1997 (the "Trust Agreement"),
                                                      ---------------
among Financial Asset Securities Corp., as depositor (the "Depositor"),
                                                           ---------
Empire Funding Corp., as the Company, Wilmington Trust Company, as Owner Trustee, and First Bank National Association, as Co-Owner Trustee;


     WHEREAS, the Issuer will issue Home Loan Asset Backed Notes (the "Notes") and Home Loan Asset Backed Certificates (the "Certificates"), Series
 -----                                                 ------------
1997-1 (collectively, the "Securities");
                           ----------

     WHEREAS, the Notes will be secured by certain collateral, as more particularly set forth in the Indenture dated as of March 1, 1997 (the "Indenture"), between the Issuer and First Bank National Association, as
 ---------
Indenture Trustee (in such capacity, the "Indenture Trustee");
                                          -----------------

     WHEREAS, the Certificates will be created pursuant to the Trust Agreement and will represent undivided beneficial ownership interests in the Trust;

     WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Securities, including (i) a Sale and Servicing Agreement dated as of March 1, 1997 (the "Sale and Servicing Agreement"),
                                          ----------------------------
among the Issuer, Empire Funding Corp., as Transferor, Servicer and Claims Administrator, the Depositor, EFC Securitized Assets, L.C., as Contract of Insurance Holder and First Bank National Association, as Indenture Trustee and Co-Owner Trustee, (ii) the Letter of Representations, among the Issuer, the Indenture Trustee and The Depository Trust Company relating to the Notes (the "Note Depository Agreement"), (iii) the Letter of Representations, among
      -------------------------
the Issuer, the Administrator and The Depository Trust Company relating to the Certificates (the "Certificate Depository Agreement", and together with
                       --------------------------------
the Note Depository Agreement, the "Depository Agreements"),  (iv) the
                                    ---------------------
Indenture and (v) the Trust Agreement (the Sale and Servicing Agreement, the Depository Agreements, the Indenture and the Trust Agreement being hereinafter referred to collectively as the "Related Agreements");
                                             ------------------

     WHEREAS, pursuant to the Related Agreements, the Issuer is required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and (b) the
                                                  ----------
beneficial ownership interests in the Issuer represented by the Certificates (the registered holders of such interests being referred to herein as the "Owners");
 ------


     WHEREAS, the Issuer desires to have the Administrator and the Servicer, respectively, perform certain of the duties of the Issuer referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer may from time to time request; and

     WHEREAS, the Administrator and the Servicer have the capacity to provide the respective services required hereby and are willing to perform such services for the Issuer on the terms set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     Section 1.     Duties of the Administrator.
                    ---------------------------

     (a)  Duties with Respect to the Depository Agreements, the Sale and
          --------------------------------------------------------------
Servicing Agreement and the Indenture.
-------------------------------------

          (i) The Administrator agrees to perform all of the duties of the Issuer under the Depository Agreements. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer under the Sale and Servicing Agreement, the Indenture and the Depository Agreements. The Administrator shall monitor the performance of the Issuer and shall notify the Owner Trustee when action is necessary to comply with the Issuer's duties under the Sale and Servicing Agreement, the Indenture and the Depository Agreements. In addition to the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Sale and Servicing Agreement and the Indenture (parenthetical section references are to sections of the Indenture):

          (A) the preparation of the Notes and the execution of the Notes upon their issuance and upon the registration of any transfer or exchange of the Notes (Sections 2.02, and 2.3);
                            ----------------------

          (B) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.3);
                                                                -----------

          (C) the notification of Noteholders of the final principal payment on their Notes or of the redemption of the Notes or duty to cause the Indenture Trustee to provide such notification (Sections 2.6(b) and
                                                     -------------------
    10.2);
    ----

          (D) performing the function of the Issuer with respect to the cancellation of the Notes (Section 2.1);
                                -----------

          (E)  the  preparation  of   or  obtaining  of  the   documents  and
     instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.8);
                                    -----------

          (F) the maintenance of an office in the City of St. Paul, Minnesota, for registration of transfer or exchange of Notes (Section
                                                                   -------
     3.2);
     ---

          (G) the delivery to the Indenture Trustee and the Rating Agencies of prompt written notice of each Event of Default under the Indenture (Section 3.14);
      ------------

          (H) the duty to act as Paying Agent for the Issuer and the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.3);
               -----------

          (I) the direction to the Indenture Trustee to deposit moneys with Paying Agents, if any, other than the Indenture Trustee (Section 3.3);
                                                              -----------


          (J) the notification of the Indenture Trustee and the Rating Agencies of the occurrence of an Event of Default under the Sale and Servicing Agreement by the Servicer or the Transferor and, if such an Event of Default arises from the failure of the Servicer or the Transferor to perform any of their respective duties under the Sale and Servicing Agreement, the taking of all reasonable steps available to remedy such failure (Section 3.7(d)), and upon the termination of the
                          --------------
     Servicer, the appointment of a Successor Servicer thereunder and the notifications in connection therewith (Sections 3.7(e) and (f));
                                                -----------------------

          (K)  the  monitoring  of   the  Issuer's  obligations  as   to  the
     satisfaction and discharge of the Indenture (Section 4.1);
                                                  -----------

          (L) the opening of one or more accounts in the Trust's name (Section 8.2);
      -----------

          (M) the notification of the Rating Agencies of a redemption of the Notes and the duty to cause Majority Residual Interestholders to deposit the Termination Price into the Note Distribution Account and the Certificate Distribution Account (Section 10.1);
                                       ------------

          (N) the provision to the Indenture Trustee of calculations pertaining to original issue discount, if any, on the Notes and, if applicable, the accrual of market discount or the amortization of premium on the Notes to the extent the Administrator has received from the Servicer sufficient information to calculate such amounts (Section
                                                                    -------
     3.3);
     ---

          (O) the preparation and filing of all documents and reports by the Issuer of Forms 8-K and 10-K as required under the Exchange Act, the rules and regulations of the Commission and the TIA (Section 7.3).
                                                          -----------

          (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in the Trust Agreement with respect to, among other things, accounting and reports to Owners; provided, however, that the Owner Trustee shall retain
                --------  -------
     responsibility for the distribution of the Schedule K-1s necessary to enable each owner to prepare its federal and state income tax returns.

     (b) (i) The Administrator shall perform the duties of the Administrator specified in Section 10.2 of the Trust Agreement required to
                           ------------
be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

          (ii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its affiliates; provided,
                                                                --------
however, that the terms of any such transactions or dealings shall be in
-------
accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

     Section 2.     Duties of the Company With Respect to the Indenture.
                    ---------------------------------------------------

     (a) The Company shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Indenture (parenthetical section references are to sections of the Indenture):

          (A) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.9);
                  -----------

          (B) the preparation and execution of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.5 of the
                                                         -----------
     Indenture, necessary  to  protect  the Trust Estate (Section 3.5);
                                                          -----------

          (C) the delivery of the annual delivery of Opinions of Counsel, in accordance with Section 3.6 of the Indenture, as to the Trust Estate,
                     -----------
     and the annual delivery of the Officers' Certificate and certain other statements, in accordance with Section 3.9 of the Indenture, as to
                                       -----------
     compliance with the Indenture (Sections 3.6 and 3.9);
                                    --------------------

          (D) the monitoring of the Issuer's compliance with its negative covenants (Section 3.8); and the compliance of the Servicer with certain
                -----------
     of its obligations under the Sale and Servicing Agreement (Section 3.11);
                                                                ------------

          (E) the compliance with any directive of the Indenture Trustee with respect to the sale of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing under the Indenture (Section 5.4);
                                     -----------

          (F) cause the opening of one or more accounts in the Trust's name, the preparation of Issuer Orders, Officers' Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.2 and 8.3);
                                                  --------------------

           (G) the preparation of an Issuer Request and Officers' Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate as defined in the Indenture (Sections 8.5 and 8.6);
                       --------------------

          (H) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to any proposed amendment of the Trust Agreement or amendment to or waiver of any provision of any other document relating to the Trust Agreement (Section 9.7); and
                                      -----------

          (I) the notification of the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 11.4 of the Indenture (Section 11.4).
                          ------------                   ------------

     (b) The Company will indemnify the Owner Trustee and the Co-Owner Trustee and its agents for, and hold them harmless against, any losses, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement.

          (i)  Additional Duties.  In addition to the duties of the Company
               -----------------
set forth above, the Company shall  prepare for  execution  by  the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Related Agreements. Subject to Section 5 of
                                                ---------
this Agreement, and in accordance with the directions of  the Owner
Trustee, the Company shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Company.

          (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) to an Owner as contemplated in Section 5.2(c) of the Trust Agreement. Any such notice shall
                --------------
specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

     Section 3.     Records.  The Administrator shall maintain appropriate
                    -------
books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Servicer at any time during normal business hours.

     Section 4.     Compensation. The Administrator will perform the duties
                    ------------
and provide the services called for under Section 1 above without any separate compensation therefor for so long as the Indenture and the Sale and Servicing Agreement remain in effect, and thereafter for such compensation as shall be agreed upon among the Administrator, the Owner Trustee and the Servicer. The Administrator agrees to perform all its duties under this Agreement regardless of any non-payment of fees or expenses by the Company or the Owner Trustee, as applicable.

     Section 5.     Additional Information to be Furnished to the Issuer.
                    ----------------------------------------------------
The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

     Section 6.    Independence of the Administrator.  For all purposes of
                    ---------------------------------
this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

     Section 7.  No Joint Venture.  Nothing contained in this Agreement
                 ----------------
shall constitute the Administrator or the Servicer, respectively, and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     Section 8.   Other Activities of Administrator and Servicer.  Nothing
                    ----------------------------------------------
herein shall prevent the Administrator, the Servicer or their respective Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer or the Owner Trustee.

     Section 9.    Term of Agreement; Resignation and Removal of
                   ---------------------------------------------
Administrator or Servicer.  (a) This Agreement shall continue in  force
-------------------------
until the termination of the Trust Agreement in accordance with its terms, upon which event this Agreement shall automatically terminate.

     (b)  Subject to Section 9(e),  the Administrator or the Servicer may
                     ------------
resign  their  respective   duties  hereunder  by providing the Issuer with
at least 60 days' prior written notice.

     (c)  Subject to Section 9(e),  the Issuer may remove the Administrator
                     ------------
without cause by providing the Administrator with at least 60 days' prior written notice.

     (d)  Subject to Section 9(e), the Issuer may remove the Administrator
                     ------------
immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

          (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

          (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

          (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

     The Administrator agrees that if any  of the events specified in clauses
(ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the happening of such event.

     (e) No resignation or removal of the Administrator or Servicer, respectively, pursuant to this Section shall be effective until (i) a successor Administrator or Servicer, as the case may be, shall have been appointed by the Issuer and (ii) such successor Administrator or Servicer shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator or Servicer is bound hereunder.

     (f) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

     (g)  Subject to Sections 9(e) and (f), the Administrator acknowledges
                     ---------------------
that upon the appointment of a successor Indenture Trustee pursuant to
Section 6.08 of Indenture, the Administrator shall immediately  resign
------------
and such successor Indenture Trustee shall automatically become the Administrator under this Agreement. Any such successor Indenture Trustee shall be required to agree to assume the duties of the Administrator under the terms and conditions of this Agreement in its acceptance of appointment as successor Indenture Trustee.

     (h) The Servicer's appointment hereunder will terminate automatically on the Servicer's resignation or removal under the Sale and Servicing Agreement.

     Section 10.    Action upon Termination, Resignation or Removal of the
                    ------------------------------------------------------
Administrator.  Promptly upon the effective date of termination of this
-------------
Agreement pursuant to Section 9(b) or the  resignation or  removal  of the
                      ------------
Administrator pursuant to Section 9(b) or (c), respectively, the
                          -------------------
Administrator shall be entitled to be paid all reimbursable expenses accruing to it to the date of such termination, resignation or
removal.    The Administrator shall forthwith upon such termination
pursuant to Section 9(a) deliver to the Issuer all property and documents
            ------------
of or relating to the Collateral then in the custody of the Administrator in the event of the resignation or removal of the Administrator pursuant to
Section 9(b), (c) or (d), respectively, and the  Administrator shall
------------------------
cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

     Section 11.   Notices.  Any notice, report or other communication given
                   -------
hereunder shall be in writing and addressed as follows:

          (a)  if to the Issuer, to

               Empire Funding Home Loan Owner Trust 1997-1
               c/o Wilmington Trust Company
               Rodney Square North
               1100 North Market Street
               Wilmington, Delaware  19890
               Attention: Corporate Trust Department

               with a copy to the Company at

               Empire Funding Corp.
               9737 Great Hills Trail
               Austin, Texas 78759
               Attention: Richard N. Steed

          (b)  if to the Administrator, to

               First Bank National Association
               180 East Fifth Street
               St. Paul, Minnesota 55101
               Attention: Structured Finance/Empire Funding 1997-1


          (c)  if to the Servicer, to

               Empire Funding Corp.
               9737 Great Hills Trail
               Austin, Texas 78759
               Attention: Richard N. Steed

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand delivered to the address of such party as provided above.

     Section 12.  Amendments.  This Agreement may be amended from time to
                  ----------
time by a written amendment duly executed and delivered by the Issuer, the Administrator and the Servicer, with the prior written consent of the Owner Trustee without the consent of the Noteholders and the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner, the rights of the Noteholders or Certificateholders; provided,
                                                             --------
however, that such amendment will not materially and adversely
--------
affect the interest  of any Noteholder or Certificateholder.  An amendment described above shall be deemed not to adversely affect in any material respects the interests of any Noteholder or Certificateholders if either (i) an Opinion of Counsel is obtained to such effect, or (ii) the party requesting the amendment satisfies the Rating Agency Condition with respect to such amendment. This Agreement may also be amended by the Issuer, the Administrator and the Servicer with the prior written consent of the Owner Trustee and the holders of Notes evidencing at least a majority in the Outstanding Amount of the Notes and the holders of Certificates evidencing at least a majority of the Class Principal Balance of the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholders; provided, however, that no
                                                 --------  -------
such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments in respect of the Home Loans or distributions that are required to be made for the benefit of the Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the holders of Notes and Certificates which are required to consent to any such amendment, in either case of clause (i) or (ii) without the consent of the holders of all the outstanding Notes and
Certificates.   Notwithstanding the foregoing,  the  Administrator  may  not amend this Agreement without the permission of the Servicer, which permission shall not be unreasonably withheld.

     Section 13.    Successor and Assigns.
                    ---------------------
      This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Owner Trustee and the Servicer, subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Owner Trustee or the Servicer to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Servicer an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

     Section 14.    GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                    -------------
ACCORDANCE  WITH THE  LAWS OF  THE  STATE OF  NEW YORK,  WITHOUT
REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 15.    Headings.  The section headings hereof have been inserted
                    --------
for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

     Section 16.    Counterparts.  This Agreement may be executed in
                    ------------
counterparts, each of which when so executed shall together constitute but one and the same agreement.

     Section 17.    Severability.  Any provision of this Agreement that is
                    ------------
prohibited  or  unenforceable  in  any  jurisdiction   shall  be
ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 18.    Not Applicable to First Bank National Association in
                    ----------------------------------------------------
Other Capacities.  Nothing in this Agreement shall affect any obligation
----------------
First Bank National Association may have in any other capacity.

     Section 19.    Limitation of Liability of Owner Trustee.
                    ----------------------------------------
Notwithstanding anything contained herein to  the contrary, this
Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.
-------------------------

     Section 20.    Benefit of Agreement.  It is expressly agreed that in
                    --------------------
performing its duties under this Agreement, the Administrator will act for the benefit of holders of the Securities as well as for the benefit of the Trust, and that such obligations on the part of the Administrator shall be enforceable at the instance of the Indenture Trustee and the Trust.

     Section 21.    Bankruptcy Matters.  No party to this Agreement shall
                    -------------------
take any action  to cause the Trust  to dissolve in whole  or in part or file a voluntary petition or otherwise initiate proceedings to have the Trust adjudicated bankrupt or insolvent, or consent to the institution of
bankruptcy  or  insolvency   proceedings  against  the Trust, or file a
petition seeking or consenting to reorganization or relief of the Trust as debtor under any applicable federal or state law relating to bankruptcy, insolvency or other relief for debtors with respect to the Trust; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Trust or of all or any substantial part of the properties and assets of the Trust, or cause the Trust to make any general assignment for the benefit of creditors of the Trust or take any action in furtherance of any of the above actions.

     Section 22.    Capitalized Terms.  Capitalized terms used and not
                    -----------------
defined herein have the meanings assigned to them in the Indenture. Capitalized terms used and not defined herein or in the Indenture have the meanings assigned to them in the Sale and Servicing Agreement.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                    EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-1

                         By:  Wilmington Trust Company,
                              not in its individual
                              capacity but solely as
                              Owner Trustee,

                          By:  ----------------------------
                               Name:
                               Title:


                         FIRST BANK NATIONAL ASSOCIATION,
                              not in its individual capacity but
                              solely as Administrator,


                         By:
                              ------------------------------
                              Name:
                              Title:


                         EMPIRE FUNDING CORP.,
                              as the Company,



                         By:
                            -------------------------------
                            Name:
                           Title: